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OLD POINT FINANCIAL CORPORATION

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 6:00 pm, ET, on May 28, 2019.

Online
Go to **www.envisionreports.com/OPOF** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OPOF

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, FOR EVERY YEAR in Proposal 3 and FOR Proposal 4.

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1. To elect 13 directors to the Board of Directors of the Company to serve until the 2020 Annual Meeting, as described in the accompanying proxy statement:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Stephen C. Adams	☐	☐	☐	02 - James Reade Chisman	☐	☐	☐	03 - Russell Smith Evans, Jr.	☐	☐	☐
04 - Michael A. Glasser	☐	☐	☐	05 - Dr. Arthur D. Greene	☐	☐	☐	06 - John Cabot Ishon	☐	☐	☐
07 - William F. Keefe	☐	☐	☐	08 - Tom B. Langley	☐	☐	☐	09 - Dr. H. Robert Schappert	☐	☐	☐
10 - Robert F. Shuford, Sr.	☐	☐	☐	11 - Robert F. Shuford, Jr.	☐	☐	☐	12 - Ellen Clark Thacker	☐	☐	☐
13 - Joseph R. Witt	☐	☐	☐								

	For	Against	Abstain
2. To approve, in an advisory, non-binding vote, the compensation of the Company's named executive officers, as described in the accompanying proxy statement.	☐	☐	☐
4. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To recommend, in an advisory, non-binding vote, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2019 Annual Meeting Admission Ticket

2019 Annual Meeting of Old Point Financial Corporation Stockholders

May 28, 2019, 6:00 p.m., ET
The Hampton Roads Convention Center
1610 Coliseum Drive, Hampton, Virginia 23666

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/OPOF

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OPOF

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — OLD POINT FINANCIAL CORPORATION

Notice of 2019 Annual Meeting of Stockholders — May 28, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Terry C. Fuller and Richard S. vonSchilling, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Old Point Financial Corporation to be held on May 28, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR item 2, FOR EVERY YEAR in item 3, and FOR item 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.